MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Annual Report

December 31, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.









Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH GLOBAL VALUE FUND, INC.



Worldwide
Investments
As of 12/31/97


                                          Percent of
Ten Largest Industries                    Net Assets

Financial Services                           13.1%
Food & Household Products                    10.9
Insurance                                     9.7
Beverages &Tobacco                            9.3
Health & Personal Care                        7.6
Electronic Components, Instruments            6.2
Telecommunications                            4.2
Transportation--Airlines                      4.2
Broadcasting & Publishing                     4.1
Appliances & Household Durables               3.3



                                   Country of        Percent of
Ten Largest Equity Holdings        Origin            Net Assets

Nestle S.A. (Registered)           Switzerland           5.7%
Cadbury Schweppes PLC              United Kingdom        5.7
ING Groep N.V.                     Netherlands           4.8
Federal National Mortgage
 Association                       United States         4.7
Lattice Semiconductor
 Corporation                       United States         4.4
Lufthansa AG                       Germany               4.2
CBS Corporation                    United States         4.1
Diageo PLC                         United Kingdom        3.6
Morgan (J.P.) & Co., Inc.          United States         3.6
Houston Industries Inc.            United States         3.3



Important Tax
Information

The following information summarizes all per share distributions paid by Merrill Lynch Global Value Fund, Inc. during its taxable year ended December 31, 1997.
                            Qualifying Domestic  Foreign Source  Non-Qualifying Domestic    Total           Foreign Taxes
Record Date    Payable Date    Ordinary Income       Income        Ordinary Income      Ordinary Income   Paid or Withheld
Class A Shares:
    12/17/97      12/26/97        $.043749         $.122244            $.385334            $.551327            $.017930
Class B Shares:
    12/17/97      12/26/97        $.037138         $.103771            $.327104            $.468013            $.017930
Class C Shares:
    12/17/97      12/26/97        $.037180         $.103891            $.327483            $.468554            $.017930
Class D Shares:
    12/17/97      12/26/97        $.042086         $.117600            $.370694            $.530380            $.017930

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


Merrill Lynch Global Value Fund, Inc., December 31, 1997


DEAR SHAREHOLDER

Fiscal Year in Review
Merrill Lynch Global Value Fund, Inc. changed its fiscal year-end from October 31 to December 31. Therefore, we are providing you with this December 31, 1997 annual report to shareholders. For the fiscal year ended December 31, 1997, total returns for Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +24.01%, +22.80%, +22.80% and +23.71%, respectively, outperforming the +15.76% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

We are pleased with the Fund's performance in its first fiscal year, especially considering that we spent the first six months of the Fund's operations getting fully invested while many stock markets were appreciating substantially. During the fiscal year, we had a relatively light weighting in US stocks (averaging about 29.5% of net assets as compared to a 45% benchmark weighting). In retrospect, it would have been advantageous to have a greater weighting in this strong stock market. On the other hand, we were underweighted in the lackluster Japanese stock market, which enhanced performance. However, the key contributor to the Fund's relative outperformance was stock selection. By this we mean that the Fund's market weightings had a net neutral influence on performance and that holding a somewhat greater-than-normal cash position for much of the fiscal year was a net negative. Therefore, all of the Fund's outperformance relative to the MSCI World Index was a function of stock selection.


Portfolio Matters
Merrill Lynch Global Value Fund performed very well since we last reported to you. For the period from October 31, 1997 to December 31, 1997, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +6.19%, +6.14%, +6.14% and +6.20%, respectively, compared to a +2.98% return for the MSCI World Index.

We made few significant changes to the portfolio over the past two months. We eliminated our position in Mercury Asset Management Group PLC, which was acquired by Merrill Lynch & Co., Inc., and established a position in ING Groep N.V., a Dutch financial services company. We also eliminated the Fund's position in the German industrial company Siemens AG, and purchased shares of Lattice Semiconductor Corporation in the United States. As a result of these transactions, the portfolio's geographic allocations have changed slightly. The Fund remains relatively concentrated in its investments, although less so than as of October 31, 1997.

As the Fund's new fiscal year begins, we would like to re-emphasize an important point that we made in our first two reports to shareholders. Over the past 15 years (and especially over the past five years), stock market investors have become accustomed to total returns that were much higher than the long-term average returns for common stocks. In our view, the total returns provided by common stocks in recent years are unsustainable. US companies are not increasing their value at a rate of 20% per year, yet the US stock market has provided annual returns of about 20% over the past five years.

Historically, long-term annual total returns on US stocks have ranged from six percentage points to seven percentage points greater than the rate of inflation. If the rate of inflation is 2%--3% per year, we might expect annual stock market returns that are closer to 10% than 20%. Therefore, we believe that it is important that investor expectations for common stock returns should be moderated.

This does not imply that we are bearish. Furthermore, we hope that we can provide value-added investment returns to our shareholders through stock selection. There are many reasons for optimism regarding the investment climate over the longer term, such as greater economic progress worldwide, the increasing value of intellectual capital, and the growing distribution of wealth to less-developed nations, notwithstanding the negative wealth effect of the recent Asian financial crisis. However, we are aware that these factors do not guarantee that stock prices will always rise.

Over the long term, there should be a positive relationship between the value of companies and their share prices. However, there are times when valuations and share prices become disconnected, and prices are much higher (or lower) than values warrant. Since we have been in a protracted period of rising stock prices, we believe that it is appropriate to remind shareholders that equities historically have provided annual total investment returns that are lower than we have experienced in recent years.


In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



February 10, 1998

Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Value Fund, Inc., December 31, 1997


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvesment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                           11/01/96**      12/97
ML Global Value Fund, Inc.++--
Class A Shares*                            $ 9,475        $11,964

ML Global Value Fund, Inc.++--
Class B Shares*                            $10,000        $12,183

Morgan Stanley Capital International
World Index++++                            $10,000        $12,024


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                           11/01/96**      12/97

ML Global Value Fund, Inc.++--
Class C Shares*                            $10,000        $12,484

ML Global Value Fund, Inc.++--
Class D Shares*                            $ 9,475        $11,930

Morgan Stanley Capital International
World Index++++                            $10,000        $12,024

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitilization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States. Performance data is from October 31, 1996.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/97                       +24.01%        +17.50%
Inception (11/01/96) through 12/31/97     +22.18         +16.65

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/97                       +22.80%        +18.80%
Inception (11/01/96) through 12/31/97     +20.98         +18.48

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/97                       +22.80%        +21.80%
Inception (11/01/96) through 12/31/97     +20.99         +20.99%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/97                       +23.71%        +17.21%
Inception (11/01/96) through 12/31/97     +21.88         +16.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                                                    Total Return
                                                           Net Asset Value                     3 Month       12 Month
                                                 12/31/97        9/30/97     12/31/96          % Change      % Change
ML Global Value Fund, Inc. Class A Shares         $12.01         $12.38      $10.13            +1.48%(1)     +24.01%(1)
ML Global Value Fund, Inc. Class B Shares          11.97          12.28       10.13            +1.30(2)      +22.80(2)
ML Global Value Fund, Inc. Class C Shares          11.97          12.28       10.13            +1.30(3)      +22.80(3)
ML Global Value Fund, Inc. Class D Shares          12.00          12.35       10.13            +1.47(4)      +23.71(4)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.551 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.468 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.530 per share ordinary income dividends.

Merrill Lynch Global Value Fund, Inc., December 31, 1997


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                                Net Asset Value        Capital Gains
Period Covered                Beginning   Ending       Distributed        Dividends Paid*      % Change**
11/01/96--12/31/96              $10.00    $10.13            --                $0.051             + 1.82%
1997                             10.13     12.01            --                 0.551             +24.01
                                                                              ------
                                                                        Total $0.602

                                                         Cumulative total return as of 12/31/97: +26.27%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains
Period Covered                Beginning   Ending       Distributed        Dividends Paid*      % Change**
11/01/96--12/31/96              $10.00    $10.13            --                $0.035             + 1.66%
1997                             10.13     11.97            --                 0.468             +22.80
                                                                              ------
                                                                        Total $0.503

                                                         Cumulative total return as of 12/31/97: +24.83%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains
Period Covered                Beginning   Ending       Distributed        Dividends Paid*      % Change**
11/01/96--12/31/96              $10.00    $10.13            --                $0.035             + 1.66%
1997                             10.13     11.97            --                 0.469             +22.80
                                                                              ------
                                                                        Total $0.504

                                                         Cumulative total return as of 12/31/97: +24.84%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                Net Asset Value        Capital Gains
Period Covered                Beginning   Ending       Distributed        Dividends Paid*      % Change**
11/01/96--12/31/96              $10.00    $10.13            --                $0.047             + 1.78%
1997                             10.13     12.00            --                 0.530             +23.71
                                                                              ------
                                                                        Total $0.577

                                                         Cumulative total return as of 12/31/97: +25.91%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                Shares                                                             Value     Percent of
AMERICA            Industries         Held               Investments                    Cost         (Note 1a)    Net Assets
Canada             Trans-          1,150,000      Canadian National Railway
                   portation--                    Company                        $   54,035,092     $   54,337,500       3.0%
                   Road & Rail
                                                  Total Investments in Canada        54,035,092         54,337,500       3.0

United States      Broadcasting    2,529,600      CBS Corporation (a)                44,671,094         74,465,100       4.1
                   & Publishing

                   Electrical &       72,100      Central & South West
                   Electronics                    Corporation                         1,807,373          1,951,206       0.1


                   Electronic      1,661,200    ++Lattice Semiconductor
                   Components,                    Corporation                        86,510,974         78,699,350       4.4
                   Instruments

                   Financial       1,485,000      Federal National Mortgage
                   Services                       Association                        58,560,791         84,737,812       4.7
                                     570,000      Morgan (J.P.) & Co., Inc.          62,920,976         64,338,750       3.6
                                                                                 --------------     --------------     ------
                                                                                    121,481,767        149,076,562       8.3

                   Food &              7,200    ++Ralston-Ralston Purina Group          672,795            669,150       0.0
                   Household         366,300      Wrigley (Wm.) Jr. Company
                   Products                       (Class B)                          25,168,429         29,143,744       1.6
                                                                                 --------------     --------------     ------
                                                                                     25,841,224         29,812,894       1.6

                   Health &        1,144,000      Baxter International, Inc.         61,537,393         57,700,500       3.2
                   Personal Care

                   Insurance         247,100      Chubb Corporation                  18,640,971         18,686,937       1.0
                                   1,380,000      Horace Mann Educators Corp.        25,535,781         39,243,750       2.2
                                                                                 --------------     --------------     ------
                                                                                     44,176,752         57,930,687       3.2

                   Merchandising   2,414,000      American Stores Company            60,081,759         49,637,875       2.8
                   Telecommuni-      841,200    ++Teleport Communications
                   cations                        Group Inc. (Class A)               39,424,614         46,160,850       2.5
                                     226,800    ++Teligent, Inc. (Class A)            5,214,200          5,499,900       0.3
                                                                                 --------------     --------------     ------
                                                                                     44,638,814         51,660,750       2.8

                   Utilities--     2,202,100      Houston Industries Inc.            49,617,722         58,768,544       3.3
                   Electric & Gas

                                                  Total Investments in the
                                                  United States                     540,364,872        609,703,468      33.8

                                                  Total Investments in
                                                  North America                     594,399,964        664,040,968      36.8

PACIFIC
BASIN/ASIA

Australia          Leisure &      11,705,286      Village Roadshow Limited
                   Tourism                        (Preferred) (Class A)              30,548,199         24,049,165       1.3

                   Real Estate     1,677,500      Lend Lease Corporation Ltd.        31,375,054         32,761,575       1.8

                                                  Total Investments in Australia     61,923,253         56,810,740       3.1

Japan              Appliances &    1,690,000      Matsushita Electric
                   Household                      Industrial Co., Ltd.               28,894,269         24,782,342       1.3
                   Durables          400,000      Sony Corporation                   36,894,499         35,623,800       2.0
                                                                                 --------------     --------------     ------
                                                                                     65,788,768         60,406,142       3.3

                   Automobiles       101,000      Suzuki Motor Corporation              862,124            915,010       0.1



Merrill Lynch Global Value Fund, Inc., December 31, 1997


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
PACIFIC BASIN/                       Shares                                                             Value     Percent of
ASIA (concluded)   Industries         Held               Investments                    Cost         (Note 1a)    Net Assets
Japan              Construction &    932,400      Chudenko Corporation           $   22,844,840     $   20,401,843       1.1%
(concluded)        Housing           795,000      Kinden Corporation                  9,753,962          8,484,069       0.5
                                                                                 --------------     --------------     ------
                                                                                     32,598,802         28,885,912       1.6

                   Data            2,166,000      Canon Inc.                         51,626,097         50,553,858       2.8
                   Processing &
                   Reproduction

                   Electronic      1,276,000      Murata Manufacturing
                   Components,                    Company, Ltd.                      39,076,429         32,132,668       1.8
                   Instruments

                   Health &        1,097,000      Sankyo Company, Limited            26,165,419         24,845,681       1.4
                   Personal Care

                   Insurance       3,197,000      Dai-Tokyo Fire & Marine
                                                  Insurance Co., Ltd.                12,962,391         10,996,207       0.6
                                     784,000      Nichido Fire & Marine
                                                  Insurance Co., Ltd.                 4,117,378          4,093,052       0.2
                                   1,300,000      Sumitomo Marine & Fire
                                                  Insurance Co., Ltd.                10,316,345          6,886,756       0.4
                                     850,000      Tokio Marine & Fire
                                                  Insurance Co., Ltd.                10,618,405          9,658,349       0.5
                                                                                 --------------     --------------     ------
                                                                                     38,014,519         31,634,364       1.7

                   Machinery &     2,855,000      Mitsubishi Heavy
                   Engineering                    Industries, Ltd.                   14,616,187         11,924,146       0.7

                                                  Total Investments in Japan        268,748,345        241,297,781      13.4

                                                  Total Investments in the
                                                  Pacific Basin/Asia                330,671,598        298,108,521      16.5

WESTERN EUROPE

Denmark            Telecommuni-      342,900      Tele Danmark A/S                   20,849,363         21,272,954       1.2
                   cations

                                                  Total Investments in Denmark       20,849,363         21,272,954       1.2

France             Food &            302,000      Groupe Danone S.A.                 43,350,953         53,937,531       3.0
                   Household         275,000      Groupe Danone S.A. (ADR)*           8,525,000          9,831,250       0.6
                   Products

                                                  Total Investments in France        51,875,953         63,768,781       3.6

Germany            Trans-          3,957,200      Lufthansa AG                       66,424,269         75,896,931       4.2
                   portation--
                   Airlines

                                                  Total Investments in Germany       66,424,269         75,896,931       4.2

Ireland            Banking         3,800,000      Allied Irish Banks PLC             29,461,508         36,245,015       2.0
                                       9,500      Allied Irish Banks PLC (ADR)*         482,133            551,000       0.0

                                                  Total Investments in Ireland       29,943,641         36,796,015       2.0

Italy              Banking         1,610,000      Istituto Mobiliare Italiano
                                                  S.p.A. (Ordinary)                  16,269,348         19,110,332       1.1

                   Insurance       2,002,000      Assicurazioni Generali S.p.A.      43,076,815         49,167,364       2.7

                                                  Total Investments in Italy         59,346,163         68,277,696       3.8

Netherlands        Financial       2,065,500      ING Groep N.V.                     88,449,393         86,996,301       4.8
                   Services

                   Telecommuni-       79,550      Koninklijke PTT Nederland N.V.      2,898,301          3,319,161       0.2
                   cations

                                                  Total Investments in the
                                                  Netherlands                        91,347,694         90,315,462       5.0

Switzerland        Food &             68,800      Nestle S.A. (Registered)           76,406,314        103,188,215       5.7
                   Household
                   Products

                   Health &           33,000      Novartis AG (Registered)           38,585,999         53,586,845       3.0
                   Personal Care

                   Insurance          81,000      Zurich Insurance Group             23,711,108         38,626,927       2.1

                                                  Total Investments in
                                                  Switzerland                       138,703,421        195,401,987      10.8

United Kingdom     Beverages &    10,100,000      Cadbury Schweppes PLC              91,146,039        101,775,049       5.7
                   Tobacco         7,103,100      Diageo PLC (b)                     55,258,352         65,275,980       3.6

                                                  Total Investments in the
                                                  United Kingdom                    146,404,391        167,051,029       9.3

                                                  Total Investments in
                                                  Western Europe                    604,894,895        718,780,855      39.9

SHORT-TERM                           Face
SECURITIES                          Amount                 Issue

                   Commercial    $20,000,000      CIT Group Holdings, Inc.
                   Paper**                        (The), 6.75% due 1/02/1998         19,996,250         19,996,250       1.1
                                  80,637,000      General Motors Acceptance
                                                  Corp., 6.75% due 1/02/1998         80,621,881         80,621,881       4.5

                                                  Total Investments in
                                                  Short-Term Securities             100,618,131        100,618,131       5.6

                   Total Investments                                             $1,630,584,588      1,781,548,475      98.8
                                                                                 ==============

                   Unrealized Appreciation on Forward Foreign Exchange Contracts++++                    26,135,116       1.4

                   Liabilities in Excess of Other Assets                                                (4,183,171)     (0.2)
                                                                                                    --------------     ------
                   Net Assets                                                                       $1,803,500,420     100.0%
                                                                                                    ==============     ======

                  *American Depositary Receipts (ADR).
                 **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
                (a)Formerly known as Westinghouse Electric Corporation.
                (b)Formerly known as Guinness PLC.
                 ++Non-income producing security.
               ++++Forward foreign exchange contracts as of December 31, 1997 were as follows:
                                                                         Unrealized
                                                                        Appreciation
                   Foreign                             Expiration      (Depreciation)
                   Currency Purchased                     Date            (Note 1c)

                   Chf                58,164,706      January 1998     $   (613,905)
                   DM                 86,345,427      January 1998       (1,384,248)
                   Frf                25,039,501      January 1998         (138,606)
                   Pound Sterling    125,179,232      January 1998         (898,090)
                   Lit            17,526,100,000      October 1998          (49,009)
                   YEN             4,914,943,198      January 1998       (5,016,076)
                                                                       ------------

                   Total (US$ Commitment--$353,431,584)                  (8,099,934)
                                                                       ============

                   Foreign Currency Sold

                   Chf               218,010,166      January 1998    $   7,274,618
                   Chf                16,625,000       August 1998           94,033
                   Chf                   367,200     December 1998            5,009
                   DM                205,746,631      January 1998        5,910,791
                   Frf               371,183,000      January 1998        6,617,603
                   Pound Sterling    138,698,880      January 1998       (4,800,529)
                   Lit            97,882,627,500      October 1998        1,124,076
                   Nlg                52,295,661      January 1998        2,487,360
                   Nlg               123,706,663     December 1998          638,191
                   YEN            19,609,079,681      January 1998       14,681,154
                   YEN             2,137,785,214     December 1998          202,744

                   Total (US$ Commitment--$911,043,902)                  34,235,050
                                                                       ------------
                   Total Unrealized Appreciation on
                   Forward Foreign Exchange Contracts--Net             $ 26,135,116
                                                                       ============



                   See Notes to Financial Statements.

Merrill Lynch Global Value Fund, Inc., December 31, 1997

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1997
Assets:             Investments, at value (identified cost--$1,630,584,588)
                    (Note 1a)                                                                             $1,781,548,475
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       26,135,116
                    Cash                                                                                             693
                    Foreign cash (Note 1c)                                                                     2,031,504
                    Receivables:
                      Capital shares sold                                                $    5,648,368
                      Securities sold                                                         5,319,374
                      Dividends                                                               2,713,885       13,681,627
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                     150,678
                    Prepaid registration fees and other assets (Note 1g)                                          90,504
                                                                                                          --------------
                    Total assets                                                                           1,823,638,597
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   14,556,803
                      Capital shares redeemed                                                 1,730,686
                      Distributor (Note 2)                                                    1,381,461
                      Investment adviser (Note 2)                                             1,204,789       18,873,739
                                                                                         --------------
                    Accrued expenses                                                                           1,264,438
                                                                                                          --------------
                    Total liabilities                                                                         20,138,177
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,803,500,420
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      525,111
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                         10,462,413
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,918,918
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,157,062
                    Paid-in capital in excess of par                                                       1,550,328,488
                    Undistributed investment income--net                                                       1,800,224
                    Undistributed realized capital gains on investments and
                    foreign currency transations--net                                                         59,267,361
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               177,040,843
                                                                                                          --------------
                    Net assets                                                                            $1,803,500,420
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $63,075,336 and 5,251,108
Value:                       shares outstanding                                                           $        12.01
                                                                                                          ==============
                    Class B--Based on net assets of $1,251,956,493 and 104,624,133
                             shares outstanding                                                           $        11.97
                                                                                                          ==============
                    Class C--Based on net assets of $229,600,929 and 19,189,181
                             shares outstanding                                                           $        11.97
                                                                                                          ==============
                    Class D--Based on net assets of $258,867,662 and 21,570,616
                             shares outstanding                                                           $        12.00
                                                                                                          ==============


                    See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                         For the Period        For the
                                                                                         Nov. 1, 1997 to     Year Ended
                                                                                          Dec. 31, 1997    Oct. 31, 1997++
Investment          Dividends*                                                             $  3,746,985     $ 27,596,209
Income              Interest and discount earned                                                609,344        9,902,447
(Notes 1e & 1f):                                                                           ------------     ------------
                    Total income                                                              4,356,329       37,498,656
                                                                                           ------------     ------------

Expenses:           Investment advisory fees (Note 2)                                         2,189,146        9,957,530
                    Account maintenance and distribution fees--Class B (Note 2)               2,035,049        9,355,347
                    Account maintenance and distribution fees--Class C (Note 2)                 373,926        1,696,508
                    Transfer agent fees--Class B (Note 2)                                       239,981        1,047,174
                    Custodian fees                                                              169,266          513,563
                    Account maintenance fees--Class D (Note 2)                                  102,950          484,472
                    Professional fees                                                            49,759           38,989
                    Transfer agent fees--Class C (Note 2)                                        45,232          193,464
                    Transfer agent fees--Class D (Note 2)                                        40,355          178,244
                    Registration fees (Note 1g)                                                  29,331          739,842
                    Printing and shareholder reports                                             26,336          161,582
                    Directors' fees and expenses                                                 22,284           37,950
                    Accounting services (Note 2)                                                 16,901          191,495
                    Transfer agent fees--Class A (Note 2)                                         9,615           25,932
                    Amortization of organization expenses--net (Note 1g)                          6,551           39,307
                    Pricing fees                                                                  1,244            6,367
                    Other                                                                         3,285            8,724
                                                                                           ------------     ------------
                    Total expenses                                                            5,361,211       24,676,490
                                                                                           ------------     ------------
                    Investment income (loss)--net                                            (1,004,882)      12,822,166
                                                                                           ------------     ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       59,267,498       63,319,496
(Loss) on             Foreign currency transactions--net                                     (1,471,392)       1,202,141
Investments &       Change in unrealized appreciation/depreciation on:
Foreign Currency      Investments--net                                                       18,317,620      132,646,267
Transactions--Net     Foreign currency transactions--net                                     27,761,065       (1,684,109)
(Notes 1c, 1d,                                                                             ------------     ------------
1f & 3):            Net realized and unrealized gain on investments
                      and foreign currency transactions                                     103,874,791      195,483,795
                                                                                           ------------     ------------
                    Net Increase in Net Assets Resulting from Operations                   $102,869,909     $208,305,961
                                                                                           ============     ============

                   *Net of foreign withholding tax                                         $     18,335     $  2,588,136
                                                                                           ============     ============
                  ++The Fund commenced operations on November 1, 1996.

                    See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 1997

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Period       For the
                                                                                          Nov. 1, 1997 to    Year Ended
                                                                                              Dec. 31,         Oct. 31,
                    Increase (Decrease) in Net Assets:                                         1997             1997++
Operations:         Investment income (loss)--net                                        $   (1,004,882)  $   12,822,166
                    Realized gain on investments and foreign
                    currency transactions--net                                               57,796,106       64,521,637
                    Changes in unrealized appreciation/depreciation
                    on investments and foreign currency
                    transactions--net                                                        46,078,685      130,962,158
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    102,869,909      208,305,961
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (549,581)         (72,233)
Shareholders          Class B                                                                (2,957,634)      (2,571,571)
(Note 1h):            Class C                                                                  (551,700)        (463,638)
                      Class D                                                                (1,860,239)        (721,214)
                    Realized gain on investments--net:
                      Class A                                                                (2,139,606)              --
                      Class B                                                               (44,190,132)              --
                      Class C                                                                (8,093,819)              --
                      Class D                                                                (8,896,075)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (69,238,786)      (3,828,656)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                       81,836,169    1,483,455,823
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                            115,467,292    1,687,933,128
                    Beginning of period                                                   1,688,033,128          100,000
                                                                                         --------------   --------------
                    End of period*                                                       $1,803,500,420   $1,688,033,128
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1i)                       $    1,800,224   $   10,195,652
                                                                                         ==============   ==============

                  ++The Fund commenced operations on November 1, 1996.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                          Class A++++                  Class B++++
                    The following per share data and                For the         For the       For the      For the
                    ratios have been derived from information        Period           Year         Period        Year
                    provided in the financial statements.         Nov. 1, 1997       Ended      Nov. 1, 1997    Ended
                                                                  to Dec. 31,      Oct. 31,     to Dec. 31,    Oct. 31,
                    Increase (Decrease) in Net Asset Value:           1997           1997++         1997        1997++
Per Share           Net asset value, beginning of period.          $    11.83     $    10.00    $    11.72    $    10.00
Operating                                                          ----------     ----------    ----------    ----------
Performance:        Investment income (loss)--net                         .01            .17          (.01)          .09
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                .72           1.71           .73          1.67
                                                                   ----------     ----------    ----------    ----------
                    Total from investment operations                      .73           1.88           .72          1.76
                                                                   ----------     ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.11)          (.05)         (.03)         (.04)
                      Realized gain on investments--net                  (.44)            --          (.44)           --
                                                                   ----------     ----------    ----------    ----------
                    Total dividends and distributions                    (.55)          (.05)         (.47)         (.04)
                                                                   ----------     ----------    ----------    ----------
                    Net asset value, end of period                 $    12.01     $    11.83    $    11.97    $    11.72
                                                                   ==========     ==========    ==========    ==========

Total Investment    Based on net asset value per share                  6.19%+++      18.91%         6.14%+++     17.62%
Return:**                                                          ==========     ==========    ==========    ==========

Ratios to Average   Expenses                                             .96%*          .97%         1.98%*        1.99%
Net Assets:                                                        ==========     ==========    ==========    ==========
                    Investment income (loss)--net                        .54%*         1.88%         (.49%)*        .84%
                                                                   ==========     ==========    ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $   63,075     $   53,776    $1,251,956    $1,179,125
Data:                                                              ==========     ==========    ==========    ==========
                    Portfolio turnover                                 24.49%         77.65%        24.49%        77.65%
                                                                   ==========     ==========    ==========    ==========
                    Average commission rate paid++++++             $    .0391     $    .0351    $    .0391    $    .0351
                                                                   ==========     ==========    ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
              ++++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.



Merrill Lynch Global Value Fund, Inc., December 31, 1997

FINANCIAL HIGHLIGHTS (concluded)
                                                                          Class C++++                  Class D++++
                    The following per share data and                For the         For the       For the      For the
                    ratios have been derived from information        Period           Year         Period        Year
                    provided in the financial statements.         Nov. 1, 1997       Ended      Nov. 1, 1997    Ended
                                                                  to Dec. 31,      Oct. 31,     to Dec. 31,    Oct. 31,
                    Increase (Decrease) in Net Asset Value:           1997           1997++         1997        1997++

Per Share           Net asset value, beginning of period.            $  11.72       $  10.00      $  11.80      $  10.00
Operating                                                            --------       --------      --------      --------
Performance:        Investment income (loss)--net                        (.01)           .09           .01           .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                      73           1.67           .72          1.67
                                                                     --------       --------      --------      --------
                    Total from investment operations                      .72           1.76           .73          1.85
                                                                     --------       --------      --------      --------
                    Less dividends and distributions:
                      Investment income--net                             (.03)          (.04)         (.09)         (.05)
                      Realized gain on investments--net                  (.44)            --          (.44)           --
                                                                     --------       --------      --------      --------
                    Total dividends and distributions                    (.47)          (.04)         (.53)         (.05)
                                                                     --------       --------      --------      --------
                    Net asset value, end of period                   $  11.97       $  11.72      $  12.00      $  11.80
                                                                     ========       ========      ========      ========

Total Investment    Based on net asset value per share                  6.14%+++      17.62%         6.20%+++     18.56%
Return:**                                                            ========       ========      ========      ========

Ratios to Average   Expenses                                            1.98%*         1.99%         1.21%*        1.22%
Net Assets:                                                          ========       ========      ========      ========
                    Investment income (loss)--net                       (.49%)*         .83%          .28%*        1.62%
                                                                     ========       ========      ========      ========

Supplemental        Net assets, end of period (in thousands)         $229,601       $217,341      $258,868      $237,791
Data:                                                                ========       ========      ========      ========
                    Portfolio turnover                                 24.49%         77.65%        24.49%        77.65%
                                                                     ========       ========      ========      ========
                    Average commission rate paid++++++               $  .0391       $  .0351      $  .0391      $  .0351
                                                                     ========       ========      ========      ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
              ++++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on November 1, 1996, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund has changed its fiscal year end from October 31 to December 31. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


Merrill Lynch Global Value Fund, Inc., December 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,471,392 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account            Distribution
                         Maintenance Fee            Fee

Class B                        0.25%               0.75%
Class C                        0.25%               0.75%
Class D                        0.25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period November 1, 1997 to December 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD               MLPF&S

Class A                        $    3             $   139
Class D                        $4,932             $73,767

For the period November 1, 1997 to December 31, 1997, MLPF&S received contingent deferred sales charges of $398,297 and $9,766 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $406,084 in commissions on the execution of portfolio security transactions for the Fund for the period November 1, 1997 to December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 1, 1997 to December 31, 1997 were
$392,163,634 and $404,263,836, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                     Realized         Unrealized
                                  Gains (Losses)    Gains (Losses)

Long-term investments             $ 59,267,498     $ 150,963,887
Forward foreign exchange contracts          --        26,135,116
Foreign currency transactions       (1,471,392)          (58,160)
                                  ------------      ------------
Total                             $ 57,796,106      $177,040,843
                                  ============      ============


As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $148,122,904, of which $205,674,525 related to appreciated securities and $57,551,621 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $1,633,425,571.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $81,836,169 and $1,483,455,823 for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                            751,738    $    9,068,512
Shares issued to shareholders in
reinvestment of dividends and
distributions                          114,753         1,374,743
                                  ------------    --------------
Total issued                           866,491        10,443,255
Shares redeemed                       (162,478)       (1,970,638)
                                  ------------    --------------
Net increase                           704,013    $    8,472,617
                                  ============    ==============

Class A Shares for the Period                           Dollar
November 1, 1996++ to October 31, 1997  Shares          Amount

Shares sold                          5,152,431      $ 57,303,237
Shares issued to shareholders in
reinvestment of dividends                6,207            62,009
                                  ------------    --------------
Total issued                         5,158,638        57,365,246
Shares redeemed                       (614,043)       (6,856,145)
                                  ------------    --------------
Net increase                         4,544,595    $   50,509,101
                                  ============    ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                          3,154,767    $   38,080,734
Shares issued to shareholders in
reinvestment of dividends and
distributions                        3,339,542        39,874,138
                                  ------------    --------------
Total issued                         6,494,309        77,954,872
Automatic conversion of shares         (82,508)         (986,113)
Shares redeemed                     (2,355,726)      (28,418,784)
                                  ------------    --------------
Net increase                         4,056,075    $   48,549,975
                                  ============    ==============


Class B Shares for the Period                            Dollar
November 1, 1996++ to October 31, 1997  Shares           Amount

Shares sold                        109,016,851    $1,127,788,851
Shares issued to shareholders in
reinvestment of dividends              211,285         2,110,732
                                  ------------    --------------
Total issued                       109,228,136     1,129,899,583
Automatic conversion of shares        (207,246)       (2,300,318)
Shares redeemed                     (8,455,332)      (92,416,446)
                                  ------------    --------------
Net increase                       100,565,558    $1,035,182,819
                                  ============    ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Merrill Lynch Global Value Fund, Inc., December 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                            571,308     $   6,886,306
Shares issued to shareholders in
reinvestment of dividends and
distributions                          629,854         7,520,456
                                  ------------    --------------
Total issued                         1,201,162        14,406,762
Shares redeemed                       (549,914)       (6,625,250)
                                  ------------    --------------
Net increase                           651,248    $    7,781,512
                                  ============    ==============

Class C Shares for the Period                            Dollar
November 1, 1996++ to October 31, 1997  Shares           Amount

Shares sold                         20,686,388    $  214,642,345
Shares issued to shareholders in
reinvestment of dividends               39,137           390,984
                                  ------------    --------------
Total issued                        20,725,525       215,033,329
Shares redeemed                     (2,190,092)      (23,679,275)
                                  ------------    --------------
Net increase                        18,535,433    $  191,354,054
                                  ============    ==============
[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                          1,489,446    $   18,112,269
Automatic conversion of shares          81,951           986,113
Shares issued to shareholders in
reinvestment of dividends and
distributions                          783,234         9,375,306
                                  ------------    --------------
Total issued                         2,354,631        28,473,688
Shares redeemed                       (933,276)      (11,441,623)
                                  ------------    --------------
Net increase                         1,421,355    $   17,032,065
                                  ============    ==============

Class D Shares for the Period                            Dollar
November 1, 1996++ to October 31, 1997  Shares           Amount

Shares sold                         22,812,954    $  235,349,723
Automatic conversion of shares         206,573         2,300,318
Shares issued to shareholders in
reinvestment of dividends               62,231           621,693
                                  ------------    --------------
Total issued                        23,081,758       238,271,734
Shares redeemed                     (2,934,997)      (31,861,885)
                                  ------------    --------------
Net increase                        20,146,761    $  206,409,849
                                  ============    ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Commitments:
At December 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $10,058,000.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 1997, the related statements of operations for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997 and changes in net assets and the financial highlights for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1998
</AUDIT-REPORT>


PORTFOLIO CHANGES (unaudited)



For the Period November 1, 1997 to December 31, 1997


Additions

 Canadian National Railway Company
 Central & South West Corporation
 Chubb Corporation
 Groupe Danone S.A. (ADR)
 ING Groep N.V.
 Lattice Semiconductor Corporation
 Murata Manufacturing Company, Ltd.
 Ralston-Ralston Purina Group
 Sankyo Company, Limited
 Tele Danmark A/S
 Teligent, Inc. (Class A)
*Toyo Seikan Kaisha, Ltd.


Deletions

 Mercury Asset Management Group PLC
 Siemens AG
*Toyo Seikan Kaisha, Ltd.
 United Utilities PLC
 Washington Mutual, Inc.

[FN]
*Added and deleted in the same quarter.